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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): December 12, 2003


                    CWMBS, INC., (as depositor under the
                    Pooling and Servicing Agreement, dated
                    as of December 1, 2003, providing for
                    the issuance of the CWMBS, INC., CHL
                    Mortgage Pass-Through Trust 2003-60,
                    Mortgage Pass-Through Certificates,
                    Series 2003-60).


                                  CWMBS, INC.
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            (Exact name of registrant as specified in its charter)


         Delaware                   333-103821                  95-4449516
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(State of Other Jurisdiction       (Commission              (I.R.S. Employer
     of Incorporation)             File Number)            Identification No.)



                  4500 Park Granada
                 Calabasas, California                              91302
            ------------------------------                    ----------------
                (Address of Principal                            (Zip Code)
                  Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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Item 5.  Other Events.
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Filing of Computational Materials
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     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-60, GREENWICH CAPITAL MARKETS, INC. ("GREENWICH "), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "GREENWICH Computational Materials") for distribution to its potential investors. Although the Company provided GREENWICH with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the GREENWICH Computational Materials or the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The GREENWICH Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated December 12, 2003.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 24, 2003 and the prospectus supplement dated December 10, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-60.

Item 7.  Financial Statements, Pro Forma Financial
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         Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

   99.1   GREENWICH Computational Materials filed on Form SE dated December 12,
2003

                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWMBS, INC.




                                                By: / s / Darren Bigby
                                                    ------------------------
                                                Darren Bigby
                                                Vice President


Dated:  December 12, 2003

                                 Exhibit Index
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Exhibit                                                                   Page
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99.1  GREENWICH  Computational Materials filed on Form SE dated
      December 12, 2003.                                                    6

                                 EXHIBIT 99.1
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 GREENWICH Computational Materials filed on Form SE dated December 12, 2003.